============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  July 23, 2009
                                                         -------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on July 6, 2009 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.






                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  July 23, 2009                          REUNION INDUSTRIES, INC.
       -------------                               (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer



-	2	-





























UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period: MAY 2009
									      --------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date JUNE 30, 2009
			      -------------------------	     -------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/4
CASH RECEIPTS AND DISBURSEMENTS
MAY 2009
--------


	Cash - beginning of period excluding		     $  2,920,598

	Plus: Collections on receivables				    806,350
	Plus:	Miscellaneous/Titan receipts				     55,468

	Less: Disbursements
		Net payroll							    322,850
		Payroll taxes						    130,555
		Titan disbursements					     25,231
		Other operating 						  1,551,319
		Income Tax payments					          0
		Reorganization:
			Professional fees					          0
			U.S. Trustee fees					          0
										 ----------
							Total			  2,029,955
										 ----------

	Cash - end of period					     $  1,752,461
										 ==========































						- A-2 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/4
BANK RECONCILIATION
AS OF MAY 31, 2009
------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$   4,498	$(3,907)	$  6,947	$      0
					=========	=======		========	========

BANK BALANCE 				$ 161,209	$     0		$ 63,601	$    710
Deposits in transit
Outstanding checks			 (156,711)	 (3,907)	 (56,654)     	    (710)
Other - explain below
					---------	-------		--------	--------

Adj. Bank Balance			$   4,498	$(3,907)	$  6,947	$      0
					=========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/4
BANK RECONCILIATION
AS OF MAY 31, 2009
------------------






BANK				PNC BANK	PNC BANK	PNC BANK
TYPE				PENSION		COLLATERAL	CARVE-OUT
ACCOUNT NUMBER			1011567058	1019820572	1019820847


Balance per books		$      0	$   79,325	$1,516,870
				========	==========	 =========

BANK BALANCE 			$  5,077	$   79,325	$1,516,870
Deposits in transit	       	       0
Outstanding checks		  (5,077)
Other - explain below
				--------	----------	 ---------
Adj. Bank Balance		$      0	$   79,325	$1,516,870
				========	==========	 =========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/4
BANK RECONCILIATION
AS OF MAY 31, 2009
------------------






BANK				FIFTH THIRD	FIFTH THIRD	 Chase	      Chase
TYPE				OPERATING	  PAYROLL	Operating    Royalty
ACCOUNT NUMBER			7512940417	  1065629	1690008469  1820765236


Balance per books		$  22,804	$  (6,919)	$ 50,335    $  82,308
				=========	 ========	 =======     ========

BANK BALANCE 			$  57,260	$       0	$ 65,884    $ 112,840
Deposits in transit
Outstanding checks		  (34,456)        (6,919)      (15,549)     (30,532)
Other - explain below
				---------	 --------	 -------     --------

Adj. Bank Balance		$  22,804	$  (6,919)	$ 50,335    $  82,308
				=========	 ========	 =======     ========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)
											Adjusted
									              Post
								       Month of  Petition to
									  May-09	31-May-09
									 --------	---------

Net Sales								$  1,011	$ 38,740
Cost of Sales:
	Standard Cost						     752	  28,346
	Variances & Other						     257	   3,980
									  ------	 -------

	Gross Profit						       2	   6,414

Operating Expenses:
	Marketing							      27	   1,511
	General & Admin						     194	   6,527
									  ------	 -------

	Operating Profit						    (219)	  (1,624)

Other Income(Expense)						       0 	  40,214
Equity in China JV						      32       1,111
Reorganization exp:
	Professional fees						       0        (591)
	U.S. Trustee fees						       0 	     (81)
	Other
	Adequate Protection Paym't Exp.			       0 	    (450)
Interest Expense - excluding Adequate
	Protection Payments					      59 	  (4,883)
									  ------	 -------

	Profit before tax						    (128) 	  33,696

Income Tax									 0	  (1,300)
									  ------	 -------

	Net Income							$   (128)	$ 32,396
									  ======	 =======



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-6 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

					26-Nov-07		30-Apr-09	31-May-09
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$   2,921	$  1,752
Net Receivables			    7,166		    2,036	   2,242
Net Inventory			   12,369		    2,587	   2,453
Other Current Assets		    3,029		    1,707	   1,786
					  -------     	  -------	 -------
		Current		   23,318		    9,251	   8,233

Net Property			    6,300		    3,431	   3,408
Goodwill				   10,994		    1,491	   1,491
CSV policies			    2,200		    1,990	   1,990
Interest in China JV		    3,009		    4,088	   4,120
					  -------		  -------	 -------
		Total			$  45,821		$  20,251	$ 19,242
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    1,402	   1,334
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544		    1,687	   1,690
Customer Deposits			    4,424		        0	       0
Accrued Other			    4,272		    6,186	   5,870
					  -------		  -------	 -------
		Current		   12,545		    9,286	   8,905

Secured Debt and interest	   53,418		      500	       0
Other Liabilities			    3,101		    1,184	   1,184
					  -------		  -------	 -------
		Total Liabilities	   69,064		   10,970	  10,089

Total Equity			  (23,243)		    9,281	   9,153
					  -------		  -------	 -------

		Total			$  45,821		$  20,251	$ 19,242
					  =======		  =======	 =======


















						- A-7 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/2
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF MAY 31, 2009
------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached page 2
	-----------------------------------
		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  662    $ 339   $  45    $   0    $  288      $ 1,334
Wages Payable			    71    					        71
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0      252           	  	    	       252
Amounts due Insiders		     0        3       3	 4	  134	       144
				  ----      ---     ---      ---      -----       -----
	Total			$  733    $ 594   $  48    $   4    $   422     $ 1,801
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of May that were
	paid in June.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-8 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/2
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS AND
ALL STATE AND LOCAL WITHHOOLDING TAX AND SUTA PAYMENTS
MAY 2009
--------

DATE
PAID			HANNA		HQ		TOTAL
----			------	------	-------

01			 				      0
04							      0
05							      0
06							      0
07			 15,605				 15,605
08							      0
11							      0
12							      0
13							      0
14			 14,219		12,256		 26,475
15			 22,307				 22,307
18							      0
19							      0
20							      0
21			 16,997				 16,997
22							      0
25							      0
26							      0
27			 22,702		12,220		 34,922
28			 14,249				 14,249
29							      0
30							      0

			-------		------		-------
TOTAL			106,079		24,476		130,555
			=======		======		=======







































						- A-9 -










REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF MAY 31, 2009
--------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 2,149
		Plus: Invoiced during the month			  1,028
		Less: Amounts collected					   (807)
		Less: Credits/Adjustments				    (17)
										 ------
		Trade Receivables - end of month			$ 2,353
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$ 1,016
		31-60								  1,032
		61-90								    109
		91+								    196
										 ------
			Total	trade receivables				  2,353
		Non-trade receivables					     21
		Less: Reserve for bad debts				   (132)
										 ------
		Net Receivables - per balance sheet			$ 2,242
										 ======


TAXES PAYABLE								$     -
-------------								 ======

		Payroll taxes in 2009 are being immediately paid to the Company's payroll service company who will pay and file the Company's payroll taxes.




















						- A-10 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
MAY 2009
--------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $     0		$ 19,500
Charles E. Bradley		Director fees	  $ 9,833		$176,944
Thomas L. Cassidy			Director fees	  $     0		$ 19,500
Thomas Certo			Director fees	  $ 1,500		$  7,500
David E. Jackson			Director fees	  $ 1,500		$ 27,000
Joseph C. Lawyer			Director fees	  $ 4,625		$ 83,250
John G. Poole			Director fees	  $ 5,000		$ 90,000
Kimball J. Bradley, CEO		Salary		  $32,627		$587,286
John M. Froehlich, CFO		Salary		  $18,255		$328,590
Thomas J. Vogel, VP		Salary		  $     0		$169,200

PROFESSIONALS:
--------------
											   TOTAL
				DATE OF		    PAID THIS	 TOTAL  INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO   AND
				 ORDER	APPROVED	AMOUNT	  DATE   UNPAID
				-------	--------  ---------	------- --------

Reid and Riege, PC     11/28/07   $ 594,811  $       0    $ 594,811 $251,512



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------


						 MONTHLY	  PAID	  POST
						 PAYM'TS	 DURING	PETITION
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  U.S. Bank, as Trustee		 $      0	$       0 	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0









						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
MAY 2009
--------

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		 	 X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X
































						- A-12 -